Weyerhaeuser Company						Exhibit 99.2
Q4.2015 Analyst Package
Preliminary results (unaudited)
Consolidated Statement of Operations

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014
Net Sales	$1,721	$1,807	$1,820	$1,734	$1,788	$7,082	$7,403
Cost of products sold	1,385	1,474	1,445	1,390	1,399	5,694	5,763
Gross margin	336	333	375	344	389	1,388	1,640
Selling expenses	28	28	27	30	29	113	112
General and administrative expenses	74	71	60	84	89	289	338
Research and development expenses	5	6	6	7	8	24	27
Charges for restructuring, closures and impairments	14	—	2	9	7	25	44
Other operating costs (income), net	15	(15)	21	(3)	(38)	18	(201)
Operating income	200	243	259	217	294	919	1,320
Loss from equity affiliates(1)	(6)	(7)	(5)	(87)	—	(105)	(1)
Interest income and other	9	9	9	9	10	36	38
Interest expense, net of capitalized interest	(83)	(88)	(88)	(88)	(90)	(347)	(344)
Earnings from continuing operations before income taxes	120	157	175	51	214	503	1,013
Income tax (expense) benefit	(19)	(13)	16	19	(37)	3	(185)
Earnings from continuing operations	101	144	191	70	177	506	828
Earnings from discontinued operations, net of income taxes	—	—	—	—	—	—	998
Net earnings	101	144	191	70	177	506	1,826
Dividends on preference shares	(11)	(11)	(11)	(11)	(11)	(44)	(44)
Net earnings attributable to Weyerhaeuser common shareholders	$90	$133	$180	$59	$166	$462	$1,782
(1) Loss from equity affiliates in Q4 2015 includes an $84 million non-cash charge for our share of an asset impairment recorded by an equity affiliate.

Per Share Information

	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014
Earnings per share attributable to Weyerhaeuser common shareholders, basic:
Continuing operations	$0.17	$0.26	$0.35	$0.11	$0.32	$0.89	$1.41
Discontinued operations	—	—	—		—	—	1.79
Net earnings per share	$0.17	$0.26	$0.35	$0.11	$0.32	$0.89	$3.20
Earnings per share attributable to Weyerhaeuser common shareholders, diluted:
Continuing operations	$0.17	$0.26	$0.35	$0.11	$0.31	$0.89	$1.40
Discontinued operations	—	—	—	—	—	—	1.78
Net earnings per share	$0.17	$0.26	$0.35	$0.11	$0.31	$0.89	$3.18
Dividends paid per common share	$0.29	$0.29	$0.31	$0.31	$0.29	$1.20	$1.02
Weighted average shares outstanding (in thousands):
Basic	523,426	516,626	514,301	511,175	524,838	516,371	556,705
Diluted	527,423	519,804	517,088	514,167	529,411	519,618	560,899
Common shares outstanding at end of period (in thousands)	518,735	514,121	511,033	510,483	524,474	510,483	524,474

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014
Net earnings	$101	$144	$191	$70	$177	$506	$1,826
Earnings from discontinued operations, net of income taxes	—	—	—	—	—	—	(998)
Loss from equity affiliates(1)	6	7	5	87	—	105	1
Interest income and other	(9)	(9)	(9)	(9)	(10)	(36)	(38)
Interest expense, net of capitalized interest	83	88	88	88	90	347	344
Income tax expense (benefit)	19	13	(16)	(19)	37	(3)	185
Operating income	200	243	259	217	294	919	1,320
Depreciation, depletion and amortization	123	118	118	120	125	479	493
Non-operating pension and postretirement credits	(3)	(3)	(2)	(3)	(12)	(11)	(45)
Special items in operating income	13	—	—	22	(31)	35	(134)
Adjusted EBITDA*	$333	$358	$375	$356	$376	$1,422	$1,634
* Non-GAAP measure - see page 8 for definition.

Weyerhaeuser Company
Q4.2015 Analyst Package
Preliminary results (unaudited)
Consolidated Balance Sheet

in millions	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014

ASSETS
Current assets:
Cash and cash equivalents	$1,158	$1,121	$1,048	$1,012	$1,580
Receivables, less allowances	539	537	545	487	525
Receivables for taxes	23	12	14	30	25
Inventories	645	603	590	568	595
Prepaid expenses	95	82	87	77	80
Total current assets	2,460	2,355	2,284	2,174	2,805
Property and equipment, net	2,524	2,557	2,484	2,586	2,623
Construction in progress	171	171	231	195	131
Timber and timberlands at cost, less depletion charged to disposals	6,552	6,531	6,507	6,480	6,530
Investments in and advances to equity affiliates	183	176	174	74	188
Goodwill	40	40	40	40	40
Deferred tax assets	34	22	15	4	44
Other assets	269	274	267	318	289
Restricted financial investments held by variable interest entities	615	615	615	615	615
Total assets	$12,848	$12,741	$12,617	$12,486	$13,265

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	319	343	344	326	331
Accrued liabilities	533	576	554	549	587
Total current liabilities	852	919	898	875	918
Long-term debt	4,891	4,891	4,891	4,891	4,891
Long-term debt (nonrecourse to the company) held by variable interest entities	511	511	511	511	511
Deferred income taxes	34	54	56	86	14
Deferred pension and other postretirement benefits	1,249	1,166	1,106	987	1,319
Other liabilities	284	275	277	267	308
Total liabilities	7,821	7,816	7,739	7,617	7,961
Total equity	5,027	4,925	4,878	4,869	5,304
Total liabilities and equity	$12,848	$12,741	$12,617	$12,486	$13,265

Weyerhaeuser Company
Q4.2015 Analyst Package
Preliminary results (unaudited)
Consolidated Statement of Cash Flows

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014
Cash flows from operations:
Net earnings	$101	$144	$191	$70	$177	$506	$1,826
Noncash charges (credits) to income:
Depreciation, depletion and amortization	123	118	118	120	125	479	500
Deferred income taxes, net	13	3	(6)	(10)	35	—	205
Pension and other postretirement benefits	10	11	11	10	(48)	42	(152)
Share-based compensation expense	8	8	6	9	11	31	40
Charges for impairment of assets	13	—	1	1	1	15	2
(Earnings) loss from equity affiliates	6	7	5	87	—	105	1
Net gains on dispositions of assets and operations	(16)	(5)	(9)	(8)	(2)	(38)	(1,050)
Foreign exchange transaction (gains) losses	29	(8)	20	6	12	47	27
Change in:
Receivables less allowances	(16)	(10)	(15)	58	57	17	29
Receivable for taxes	2	12	(3)	(16)	(1)	(5)	76
Inventories	(57)	42	6	19	(20)	10	(66)
Real estate and land	—	—	—	—	—	—	(133)
Prepaid expenses	(11)	9	—	5	11	3	17
Accounts payable and accrued liabilities	(91)	66	(22)	12	(22)	(35)	(98)
Deposits on land positions and other assets	—	—	—	—	—	—	15
Pension and postretirement contributions	(20)	(19)	(20)	(24)	(16)	(83)	(101)
Other	(17)	(12)	(1)	—	(16)	(30)	(50)
Net cash from operations	77	366	282	339	304	1,064	1,088

Cash flows from investing activities:
Property and equipment	(71)	(99)	(106)	(167)	(115)	(443)	(354)
Timberlands reforestation	(18)	(9)	(6)	(7)	(9)	(40)	(41)
Acquisition of timberlands	(32)	—	(2)	(2)	(3)	(36)	—
Net proceeds from Real Estate Divestiture, net of cash divested	—	—	—	—	—	—	707
Proceeds from sale of assets	2	4	1	12	4	19	28
Other	—	12	—	1	(1)	13	21
Cash from investing activities	(119)	(92)	(113)	(163)	(124)	(487)	361

Cash flows from financing activities:
Net proceeds from issuance of Weyerhaeuser Real Estate Company (WRECO) debt	—	—	—	—	—	—	887
Deposit of WRECO debt proceeds into escrow	—	—	—	—	—	—	(887)
Cash dividends on common shares	(152)	(149)	(159)	(159)	(152)	(619)	(563)
Cash dividends on preference shares	—	(11)	(11)	(22)	(22)	(44)	(44)
Change in book overdrafts	—	—	—	—	—	—	(17)
Exercises of stock options	21	4	4	5	35	34	119
Repurchase of common stock	(253)	(154)	(77)	(34)	(80)	(518)	(203)
Other	4	(1)	1	(2)	(1)	2	4
Cash from financing activities	(380)	(311)	(242)	(212)	(220)	(1,145)	(704)

Net change in cash and cash equivalents	(422)	(37)	(73)	(36)	(40)	(568)	745
Cash and cash equivalents at beginning of period	1,580	1,158	1,121	1,048	1,620	1,580	835
Cash and cash equivalents at end of period	$1,158	$1,121	$1,048	$1,012	$1,580	$1,012	$1,580
Cash paid (received) during the year for:
Interest, net of amount capitalized	$114	$58	$118	$57	$66	$347	$319
Income taxes	$1	$4	$(1)	$10	$3	$14	$(37)
Noncash investing and financing activity:
Common shares tendered in WRECO divestiture	$—	$—	$—	$—	$—	$—	$1,954

Weyerhaeuser Company					Total Company Statistics
Q4.2015 Analyst Package
Preliminary results (unaudited)
Special Items Included in Net Earnings

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014
Net earnings attributable to Weyerhaeuser common shareholders	$90	$133	$180	$59	$166	$462	$1,782
Restructuring, impairments and other charges	9	—	—	5	4	14	28
Gain on sale of non-strategic asset	—	—	—	—	—	—	(14)
Gain on postretirement plan amendment	—	—	—	—	(25)	—	(98)
Plum Creek merger-related costs	—	—	—	14	—	14	—
Impairment charge recorded by equity method affiliate	—	—	—	56	—	56	—
Tax adjustments	—	—	—	(13)	—	(13)	—
Net earnings attributable to Weyerhaeuser common shareholders before special items	99	133	180	121	145	533	1,698
Earnings from discontinued operations, net of income taxes	—	—	—	—	—	—	(998)
Net earnings from continuing operations attributable to Weyerhaeuser common shareholders before special items	$99	$133	$180	$121	$145	$533	$700

	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014
Net earnings per diluted share attributable to Weyerhaeuser common shareholders	$0.17	$0.26	$0.35	$0.11	$0.31	$0.89	$3.18
Restructuring, impairments and other charges	0.02	—	—	0.01	0.01	0.03	0.05
Gain on sale of non-strategic asset	—	—	—	—	—	—	(0.02)
Gain on postretirement plan amendment	—	—	—	—	(0.05)	—	(0.18)
Plum Creek merger-related costs	—	—	—	0.03	—	0.03	—
Impairment charge recorded by equity method affiliate	—	—	—	0.12	—	0.12	—
Tax adjustments	—	—	—	(0.03)	—	(0.03)	—
Net earnings per diluted share attributable to Weyerhaeuser common shareholders before special items	0.19	0.26	0.35	0.24	0.27	1.04	3.03
Earnings from discontinued operations, net of income taxes	—	—	—	—	—	—	(1.78)
Net earnings from continuing operations per diluted share attributable to Weyerhaeuser common shareholders before special items	$0.19	$0.26	$0.35	$0.24	$0.27	$1.04	$1.25

Selected Total Company Items

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014
Depreciation, depletion and amortization:
Cost of products sold	$118	$116	$116	$118	$119	$468	$470
Selling, general and administrative expenses	5	2	2	2	6	11	23
Total depreciation, depletion and amortization	$123	$118	$118	$120	$125	$479	$493

Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$13	$14	$13	$13	$12	$53	$45
Pension and postretirement costs (credits) not allocated	(3)	(3)	(2)	(3)	(12)	(11)	(45)
Total company pension and postretirement costs	$10	$11	$11	$10	$—	$42	$—

Cash spent for capital expenditures	$(89)	$(108)	$(112)	$(174)	$(124)	$(483)	$(391)

	Weyerhaeuser Company					Timberlands Segment
	Q4.2015 Analyst Package
	Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q1.2015	Q2.2015	Q3.2015	Q4.2015	Q4.2014	YTD.2015	YTD.2014
	Sales to unaffiliated customers	$351	$336	$326	$337	$359	$1,350	$1,497
	Intersegment sales	228	187	210	205	225	830	867
	Total net sales	579	523	536	542	584	2,180	2,364
	Cost of products sold	405	385	401	395	424	1,586	1,686
	Gross margin	174	138	135	147	160	594	678
	Selling expenses	2	1	1	1	1	5	7
	General and administrative expenses	22	21	21	24	25	88	97
	Research and development expenses	3	4	3	6	5	16	16
	Charges for restructuring, closures and impairments	—	—	—	—	—	—	1
	Other operating income, net	(15)	(15)	(16)	(18)	(14)	(64)	(56)
	Operating income	162	127	126	134	143	549	613
	Interest income and other	—	—	—	—	—	—	—
	Net contribution to earnings	$162	$127	$126	$134	$143	$549	$613

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2015	Q2.2015	Q3.2015	Q4.2015	Q4.2014	YTD.2015	YTD.2014
	Operating income	$162	$127	$126	$134	$143	$549	$613
	Depreciation, depletion and amortization	53	51	51	54	53	209	207
	Adjusted EBITDA*	$215	$178	$177	$188	$196	$758	$820
	* Non-GAAP measure - see page 8 for definition.

Selected Segment Items

		Q1.2015	Q2.2015	Q3.2015	Q4.2015	Q4.2014	YTD.2015	YTD.2014
	Total decrease (increase) in working capital(1)	$(26)	$52	$(12)	$4	$8	$18	$(11)
	Cash spent for capital expenditures	$(24)	$(17)	$(17)	$(17)	$(18)	$(75)	$(74)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q1.2015	Q2.2015	Q3.2015	Q4.2015	Q4.2014	YTD.2015	YTD.2014
Third Party Net Sales (millions)	Logs:
	West	$210	$221	$196	$203	$227	$830	$972
	South	58	58	64	61	66	241	257
	Canada	8	3	6	7	10	24	22
	Total logs	276	282	266	271	303	1,095	1,251
	Chip sales	4	4	4	3	3	15	12
	Timberlands exchanges	25	5	12	20	3	62	52
	Higher and better use land sales	2	3	4	5	5	14	19
	Minerals, oil and gas	7	5	7	7	7	26	32
	Products from international operations	24	25	20	18	24	87	96
	Other products	13	12	13	13	14	51	35
	Total	$351	$336	$326	$337	$359	$1,350	$1,497
Logs Third Party Sales Realizations (per cubic meter)	West	$98.83	$94.70	$93.44	$96.16	$106.73	$95.76	$108.19
	South	$45.33	$45.20	$45.96	$45.07	$45.56	$45.40	$45.23
	Canada	$34.84	$35.43	$35.50	$34.54	$38.82	$34.97	$37.58
	International	$19.35	$22.63	$18.71	$18.31	$18.64	$19.85	$18.06
Logs Third Party Sales Volumes (cubic meters, thousands)	West	2,120	2,330	2,104	2,118	2,121	8,672	8,980
	South	1,271	1,295	1,396	1,338	1,454	5,300	5,678
	Canada	245	75	159	208	254	687	592
	International	150	179	175	144	148	648	604
	Total	3,786	3,879	3,834	3,808	3,977	15,307	15,854
Logs Fee Harvest Volumes (cubic meters, thousands)	West	2,911	2,811	2,666	2,742	2,754	11,130	11,173
	South	2,732	2,912	3,008	2,916	3,145	11,568	11,676
	International	239	219	200	231	260	889	990
	Total	5,882	5,942	5,874	5,889	6,159	23,587	23,839

	Weyerhaeuser Company					Wood Products Segment
	Q4.2015 Analyst Package
	Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q1.2015	Q2.2015	Q3.2015	Q4.2015	Q4.2014	YTD.2015	YTD.2014
	Sales to unaffiliated customers	$923	$1,004	$1,023	$922	$947	$3,872	$3,970
	Intersegment sales	19	22	20	21	20	82	80
	Total net sales	942	1,026	1,043	943	967	3,954	4,050
	Cost of products sold	829	903	914	841	855	3,487	3,495
	Gross margin	113	123	129	102	112	467	555
	Selling expenses	23	23	23	25	24	94	94
	General and administrative expenses	27	26	21	28	32	102	130
	Research and development expenses	—	1	1	—	1	2	4
	Charges for restructuring, closures and impairments	—	—	1	9	—	10	2
	Other operating income, net	1	2	(2)	—	(1)	1	(2)
	Operating income	62	71	85	40	56	258	327
	Interest income and other	—	—	—	—	—	—	—
	Net contribution to earnings	$62	$71	$85	$40	$56	$258	$327

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2015	Q2.2015	Q3.2015	Q4.2015	Q4.2014	YTD.2015	YTD.2014
	Operating income	$62	$71	$85	$40	$56	$258	$327
	Depreciation, depletion and amortization	26	27	26	27	30	106	119
	Special items	—	—	—	8	—	8	—
	Adjusted EBITDA*	$88	$98	$111	$75	$86	$372	$446
	* Non-GAAP measure - see page 8 for definition.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

		Q1.2015	Q2.2015	Q3.2015	Q4.2015	Q4.2014	YTD.2015	YTD.2014
	Restructuring, impairments and other charges	$—	$—	$—	$(8)	$—	$(8)	$—

Selected Segment Items

		Q1.2015	Q2.2015	Q3.2015	Q4.2015	Q4.2014	YTD.2015	YTD.2014
	Total decrease (increase) in working capital(1)	$(99)	$42	$23	$79	$29	$45	$(38)
	Cash spent for capital expenditures	$(37)	$(60)	$(68)	$(122)	$(78)	$(287)	$(190)
	(1) Working capital does not include cash balances.

Segment Statistics

	in millions, except for third-party sales realizations	Q1.2015	Q2.2015	Q3.2015	Q4.2015	Q4.2014	YTD.2015	YTD.2014
Structural Lumber (board feet)	Third party net sales	$434	$450	$455	$402	$459	$1,741	$1,901
	Third party sales realizations	$403	$383	$372	$360	$415	$379	$426
	Third party sales volumes(1)	1,075	1,175	1,224	1,114	1,106	4,588	4,463
	Production volumes	1,043	1,087	1,087	1,035	1,013	4,252	4,152
	Outside purchase volumes	89	98	92	77	94	356	345
Engineered Solid Section (cubic feet)	Third party net sales	$94	$113	$116	$105	$94	$428	$402
	Third party sales realizations	$1,965	$2,032	$2,043	$1,987	$2,060	$2,008	$2,005
	Third party sales volumes(1)	4.8	5.6	5.6	5.3	4.5	21.3	20.0
	Production volumes	5	5.6	5.2	5.1	4.6	20.9	20.4
	Outside purchase volumes	—	—	—	—	—	—	2.3
Engineered I-joists (lineal feet)	Third party net sales	$61	$76	$79	$68	$63	$284	$277
	Third party sales realizations	$1,510	$1,502	$1,520	$1,515	$1,549	$1,512	$1,502
	Third party sales volumes(1)	41	50	52	45	40	188	184
	Production volumes	43	48	50	44	33	185	182
	Outside purchase volumes	1	1	2	1	2	5	7
Oriented Strand Board (square feet 3/8')	Third party net sales	$137	$147	$151	$160	$146	$595	$610
	Third party sales realizations	$196	$191	$194	$221	$206	$200	$219
	Third party sales volumes(1)	700	771	778	723	709	2,972	2,788
	Production volumes	704	700	746	697	694	2,847	2,749
	Outside purchase volumes	65	82	77	55	61	278	217
Softwood Plywood (square feet 3/8')	Third party net sales	$33	$36	$33	$27	$36	$129	$143
	Third party sales realizations	$366	$354	$330	$308	$384	$339	$362
	Third party sales volumes(1)	89	101	100	91	93	381	395
	Production volumes	61	63	67	57	61	248	252
	Outside purchase volumes	37	27	27	25	42	116	142
(1) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

	Weyerhaeuser Company					Cellulose Fibers Segment
	Q4.2015 Analyst Package
	Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q1.2015	Q2.2015	Q3.2015	Q4.2015	Q4.2014	YTD.2015	YTD.2014
	Total net sales	$447	$467	$471	$475	$482	$1,860	$1,936
	Cost of products sold	394	417	371	393	379	1,575	1,577
	Gross margin	53	50	100	82	103	285	359
	Selling expenses	3	4	3	4	4	14	15
	General and administrative expenses	17	17	16	17	18	67	76
	Research and development expenses	2	1	2	1	2	6	7
	Charges for restructuring, closures and impairments	—	—	—	—	—	—	—
	Other operating income, net	(8)	(6)	(5)	(7)	(8)	(26)	(31)
	Operating income	39	34	84	67	87	224	292
	Loss from equity affiliates(1)	(6)	(7)	(5)	(87)	—	(105)	(1)
	Net contribution to earnings	$33	$27	$79	$(20)	$87	$119	$291
(1) Loss from equity affiliates in Q4 2015 includes an $84 million non-cash charge for our share of an asset impairment recorded by an equity affiliate.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2015	Q2.2015	Q3.2015	Q4.2015	Q4.2014	YTD.2015	YTD.2014
Operating income		$39	$34	$84	$67	$87	$224	$292
	Depreciation, depletion and amortization	39	38	39	38	39	154	155
	Adjusted EBITDA*	$78	$72	$123	$105	$126	$378	$447
	* Non-GAAP measure - see page 8 for definition.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

		Q1.2015	Q2.2015	Q3.2015	Q4.2015	Q4.2014	YTD.2015	YTD.2014
	Impairment charge recorded by equity method affiliate	$—	$—	$—	$(84)	$—	$(84)	$—

Selected Segment Items

		Q1.2015	Q2.2015	Q3.2015	Q4.2015	Q4.2014	YTD.2015	YTD.2014
	Total decrease (increase) in working capital(1)	$40	$6	$(24)	$(13)	$(47)	$9	$(14)
	Cash spent for capital expenditures	$(27)	$(31)	$(27)	$(33)	$(26)	$(118)	$(123)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q1.2015	Q2.2015	Q3.2015	Q4.2015	Q4.2014	YTD.2015	YTD.2014
Pulp (air-dry metric tons)	Third party net sales (millions)	$360	$368	$383	$388	$405	$1,499	$1,559
	Third party sales realizations	$854	$823	$818	$800	$886	$823	$854
	Third party sales volumes (thousands)	421	448	468	484	458	1,821	1,826
	Production volumes (thousands)	442	422	477	481	468	1,822	1,859
Liquid Packaging Board (metric tons)	Third party net sales (millions)	$74	$84	$74	$73	$63	$305	$310
	Third party sales realizations	$1,194	$1,218	$1,168	$1,203	$1,133	$1,196	$1,244
	Third party sales volumes (thousands)	62	69	63	61	55	255	249
	Production volumes (thousands)	60	64	68	63	70	255	265

Weyerhaeuser Company					Unallocated Items
Q4.2015 Analyst Package
Preliminary results (unaudited)

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses associated with outstanding borrowings and the elimination of intersegment profit in inventory and the LIFO reserve.

Contribution to Earnings

in millions	Q1.2015	Q2.2015	Q3.2015	Q4.2015	Q4.2014	YTD.2015	YTD.2014
Unallocated corporate function expenses	$(9)	$(7)	$(4)	$(7)	$(7)	$(27)	$(24)
Unallocated share-based compensation	3	1	6	(4)	(7)	6	(9)
Unallocated pension & postretirement credits (costs)	3	3	2	3	50	11	196
Foreign exchange gains (losses)	(29)	9	(20)	(6)	(11)	(46)	(27)
Elimination of intersegment profit in inventory and LIFO	(12)	18	3	1	(2)	10	(10)
Other	(19)	(13)	(23)	(11)	(15)	(66)	(38)
Operating income (loss)	(63)	11	(36)	(24)	8	(112)	88
Interest income and other	9	9	9	9	10	36	38
Net contribution to earnings from continuing operations(1)	$(54)	$20	$(27)	$(15)	$18	$(76)	$126
(1) We have reclassified certain results from the prior periods to present the results of operations discontinued in 2014 separately. Our reclassifications had no effect on net earnings or Weyerhaeuser shareholders’ interest.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q1.2015	Q2.2015	Q3.2015	Q4.2015	Q4.2014	YTD.2015	YTD.2014
Operating income (loss)	$(63)	$11	$(36)	$(24)	$8	$(112)	$88
Depreciation, depletion and amortization	5	2	2	1	3	10	12
Non-operating pension and postretirement costs (credits)	(3)	(3)	(2)	(3)	(12)	(11)	(45)
Special items	13	—	—	14	(31)	27	(134)
Adjusted EBITDA*	$(48)	$10	$(36)	$(12)	$(32)	$(86)	$(79)
* Non-GAAP measure - see below for definition.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2015	Q2.2015	Q3.2015	Q4.2015	Q4.2014	YTD.2015	YTD.2014
Restructuring, impairments and other charges	$(13)	$—	$—	$—	$(7)	$(13)	$(39)
Gain on sale of non-strategic asset	—	—	—	—	—	—	22
Gain on postretirement plan amendment	—	—	—	—	38	—	151
Plum Creek merger-related costs	—	—	—	(14)	—	(14)	—
Total	$(13)	$—	$—	$(14)	$31	$(27)	$134

Unallocated Selected Items

	Q1.2015	Q2.2015	Q3.2015	Q4.2015	Q4.2014	YTD.2015	YTD.2014
Cash spent for capital expenditures	$(1)	$—	$—	$(2)	$(2)	$(3)	$(4)

*Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost/credit), special items and discontinued operations. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

Weyerhaeuser Company					Discontinued Operations
Q4.2015 Analyst Package
Preliminary results (unaudited)

Discontinued operations relate to WRECO, which was combined with TRI Pointe Homes, Inc. through a Reverse Morris Trust transaction on July 7, 2014. It was previously reported under the Real Estate segment and Unallocated Items.

Discontinued Operations Statement of Operations

in millions	Q1.2015	Q2.2015	Q3.2015	Q4.2015	Q4.2014	YTD.2015	YTD.2014
Total net sales	$—	$—	$—	$—	$—	$—	$573
Income (loss) from operations	$—	$—	$—	$—	$—	$—	$42
Income taxes	—	—	—	—	—	—	(16)
Net earnings (loss) from operations	—	—	—	—	—	—	26
Net gain on divestiture	—	—	—	—	—	—	972
Net earnings from discontinued operations	$—	$—	$—	$—	$—	$—	$998